                         SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934



Filed by Registrant  / X /

Filed by a Party other than the Registrant  /   /

Check the appropriate box:
/   /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                        ELMER'S RESTAURANTS, INC.
- - --------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)


- - --------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A
/   /  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3)
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
       and 0-11

       1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

           ---------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------
       5)  Total fee paid:

           ---------------------------------------------------------------

/   /  Fee paid previously with preliminary materials

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           ---------------------------------------------------------------
       2)  Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------
       3)  Filing Party:

           ---------------------------------------------------------------
       4)  Date Filed:

           ---------------------------------------------------------------

                   ELMER'S RESTAURANTS, INC.

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         JULY 12, 1995


To the Shareholders of Elmer's Restaurants, Inc.:


          The annual meeting of the shareholders of Elmer's Restaurants, Inc., an Oregon corporation, will be held at Elmer's Pancake & Steak House, 1385 Capitol Boulevard, Boise, Idaho 83706, on July 12, 1995, at 2:30 p.m., Mountain Daylight Time, for the following purposes:

     1. Electing a Board of Directors to serve for the ensuing year and until their successors are elected; and

     2. Transacting any other business that properly comes before the meeting.

          Only shareholders of record at the close of business on May 19, 1995 will be entitled to vote at the annual meeting. You are requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose. You may attend the meeting in person even though you have sent in your proxy, since retention of the proxy is not necessary for admission to or identification at the meeting.

                    By Order of the Board of Directors



                    Paul Welch
                    Secretary

Portland, Oregon
June 9, 1995



ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN
PERSON.  TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER,
PLEASE VOTE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS
PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR
THAT PURPOSE.

                    ELMER'S RESTAURANTS, INC.
                      11802 SE STARK STREET
                     PORTLAND, OREGON 97216

                          JUNE 9, 1995
                          ____________

                         PROXY STATEMENT
                          ____________



          A proxy in the form accompanying this proxy statement is solicited on behalf of the Board of Directors of Elmer's Restaurants, Inc., an Oregon corporation (the "Company"), for use at the annual meeting of shareholders to be held on July 12, 1995. The Company will bear the cost of preparing and mailing the proxy, proxy statement, and any other material furnished to the shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may, without additional compensation, also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

          Any shares of stock of the Company held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian, or brokerage house itself -- the beneficial owner may not vote the shares directly and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote the shares.

          Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while attending the meeting. However, a shareholder who attends the meeting need not revoke the proxy and vote in person unless the shareholder wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting in accordance with the instructions given.

          UPON WRITTEN REQUEST TO JUANITA NELSON, CONTROLLER OF THE COMPANY, DIRECTED TO THE COMPANY'S OFFICES AT 11802 SE STARK STREET, P.O. BOX 16595, PORTLAND, OREGON 97216, ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT WILL BE PROVIDED, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES.

          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

          The Company's Common Stock is the only outstanding voting security of the Company. The record date for determining holders of Common Stock entitled to vote at the annual meeting is May 19, 1995. On that date there were 1,577,472 shares of Common Stock outstanding, entitled to one vote per share. The Common Stock does not have cumulative voting rights.

          The following table sets forth certain information regarding ownership of the Company's Common Stock as of April 30, 1995 by each person known by the Company to own beneficially more than five percent of the Common Stock and by all directors and officers as a group:

                                   Amounts and
Name and Address of                 Nature of           Percent of
Beneficial Owner            Beneficial Ownership (1)       Class
- - -----------------           ------------------------    ----------
Herman Goldberg                   673,000(2)               42.7
  2570 SW 106th
  Portland, OR  97225

Dale Elmer                        179,306(3)               11.4
  42580 Stardust Place
  Bermuda Dunes, CA  92201

Kalberer Hotel Supply Co.         117,206(4)                7.4
  234 NW 5th
  Portland, OR  97209

Boyd Coffee Company                83,400                   5.3
  19730 NE Sandy Boulevard
  Portland, OR  97230

All directors and officers        678,000(5)               42.8
  (including those listed
  above) as a group (three persons)
________________________

(1) All shares are held directly with sole voting and investment power unless otherwise indicated.

(2)  Includes 3,000 shares held by Mr. Goldberg's wife.

(3)  Shares held in joint tenancy with Mr. Elmer's wife.

(4) Includes 5,000 shares subject to exercisable warrants held by the estate of August F. Kalberer, formerly Chairman of the Board and a shareholder of Kalberer Hotel Supply Co., and 5,000 shares held by Mrs. Edith Kalberer.

(5) Includes 5,000 shares subject to exercisable warrants held by directors and officers and 3,000 shares held by a spouse of a director and officer.

                     ELECTION OF DIRECTORS

          The directors of the Company are elected at the annual meeting to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. The nominees for director are listed below, along with certain information about each of them. Two of the three nominees are currently directors of the Company.

                                                       Common Stock
                                                    Beneficially Owned
                                                   on April 30, 1995 (1)
                 Principal Occupation and       ----------------------------
Name             Position with the Company      Age      Number      Percent
- - ----             -------------------------      ---      ------      -------
Herman Goldberg  Chairman of the Board of       70       673,000(2)  42.7
                 Directors, President, and
                 Chief Executive Officer

Paul Welch       Owner of two Elmer's Pancake   67         5,000(3)   0.3
                 & Steak House Restaurants

Zadoc (Zed)      Advertising Director           69             0       --
Merrill
______________________

(1) All shares are held directly with sole voting and investment power unless otherwise indicated.

(2)  See "Voting Securities and Principal Shareholders."

(3)  Represents 5,000 shares subject to exercisable warrants.

          Each of the director nominees has been engaged in his present occupation for at least the last five years.

          The Board of Directors met three times during the last fiscal year. Each director attended at least 75 percent of the meetings of the Board of Directors. There are no audit, nominating, or compensation committees of the Board of Directors, or committees performing similar functions. Directors are not paid any director's fee. See "COMPENSATION-- Compensation of Directors."

          The proxies will be voted with respect to the election of the nominees in accordance with the instructions specified in the proxy form. If no instructions are given, proxies will be voted for the election of the nominees. If any nominee is not available as a candidate for director, the number of directors constituting the Board of Directors may be reduced prior to the annual meeting or the proxies may be voted for such other candidate or candidates nominated by the Board of Directors, in accordance with the authority conferred in the proxy.

                         COMPENSATION

EXECUTIVE COMPENSATION

          Compensation Summary. The following table sets forth, for the Chief Executive Officer of the Company, all compensation paid or accrued for services rendered in all capacities during the fiscal year ended March 31, 1995. No other officer was paid or accrued compensation in excess of $100,000 in fiscal 1995.

                  SUMMARY COMPENSATION TABLE

Name and Principal Position         1994 Annual Compensation
- - ---------------------------         ------------------------
                                    Salary            Bonus
                                    ------            -----
Herman Goldberg,
Chairman of the Board,
President, and Chief                $120,000          $40,641(1)
Executive Officer
______________________

(1) Represents amount paid under employment agreement which provides Mr. Goldberg with incentive compensation equal to ten percent of the Company's annual pre-tax earnings over $200,000. See "President's Employment Agreement."

PRESIDENT'S EMPLOYMENT AGREEMENT

          The Company has entered into an employment agreement with Herman Goldberg to serve as Chairman of the Board, President, and Chief Executive Officer of the Company until
May 30, 1999. Mr. Goldberg's annual base salary under the agreement is $120,000. The Company may terminate the agreement at any time. If the Company terminates Mr. Goldberg's employment without cause, he is entitled to compensation for the remainder of the term. In the event of death or disability, Mr. Goldberg or his estate would continue to receive the base salary until the earlier of two years from the date of such death or disability or May 30, 1999, reduced by any amounts paid to Mr. Goldberg's wife in her capacity as an employee of the Company for such period.

          In November 1988, the Board of Directors authorized incentive compensation for the Company's Chief Executive
Officer equal to ten percent of the Company's annual earnings above $200,000 (before tax and the incentive payment).

COMPENSATION OF DIRECTORS

          Directors are not compensated for service on the Company's Board of Directors. Directors are reimbursed for out-of-pocket expenses incurred in attending board meetings.

          Dale Elmer, a former director of the Company who resigned as director effective December 20, 1994, and members of his family lease office space to the Company. In fiscal 1995, the Company paid a total of $32,836 under this lease. See "CERTAIN TRANSACTIONS."

          Paul Welch, a director and Secretary of the Company, is a franchisee of the Company and in fiscal 1995 paid franchise fees of $64,414. See "CERTAIN TRANSACTIONS."

                     CERTAIN TRANSACTIONS

          In connection with the acquisition of Elmer's
Pancake & Steak House, Inc. in 1984, the Company entered into employment agreements with certain members of the Elmer family. One of these agreements remains in effect, and during fiscal 1995 $15,000 was paid to Walter and Dorothy Elmer under that agreement.

          The Company leases its headquarters office building from Dale Elmer, a former director of the Company, and members of his family. Lease payments averaged $2,736 per month and totaled $32,836 for the last fiscal year. The lease expired on November 30, 1994.

          In July 1994, the Company repurchased 50,000 shares of Common Stock from Mr. Elmer for a total purchase price of $75,000.

          Paul Welch, a director of the Company, has operated an Elmer's restaurant in Vancouver, Washington since 1978. Mr. Welch pays a franchise royalty fee to the Company of two percent of gross sales. During the last fiscal year, $64,414 was paid to the Company under this franchise agreement.

          In May 1993, Mr. Welch paid $500 to the Company for an option to open two additional franchised restaurants in the Vancouver, Washington area. Under a franchise agreement with the Company, Mr. Welch will pay the Company two percent of gross sales of each of the restaurants.

          Kalberer Hotel Supply Co. ("Kalberer Co.") is the supplier of substantially all of the restaurant equipment used in the restaurants owned by the Company and its franchisees. Although the Company does not require franchisees to purchase their equipment from Kalberer Co., in the past most franchisees have done so. During the last fiscal year, a total of $188,828 was paid by the Company to Kalberer Co.

       COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

          Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Company's executive officers, directors, and persons who own more than ten percent of Company Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). SEC regulations require that persons filing these reports furnish copies to the Company. Based solely on a review of the copies of the reports received by the Company and on written representations of certain reporting persons, the Company believes Dale Elmer, a former director of the Company who resigned as director effective December 20, 1994, failed to file one change of ownership report on Form 4 required by
Section 16(a) on a timely basis during the fiscal year ended
March 31, 1995.

                     INDEPENDENT AUDITORS

          The Board of Directors has selected Coopers & Lybrand L.L.P. as the Company's independent auditors for the current fiscal year. Representatives of Coopers & Lybrand L.L.P. will be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                    DISCRETIONARY AUTHORITY

          While the Notice of Annual Meeting of Shareholders provides for transaction of any business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. The enclosed proxy, however, gives discretionary authority if any other matters are presented.

                     SHAREHOLDER PROPOSALS

          Any shareholder proposals to be considered for inclusion in proxy material for the Company's 1996 annual meeting must be received at the principal executive offices of the Company not later than February 4, 1996.


                         By Order of the Board of Directors



                         Paul Welch
                         Secretary

June 9, 1995

                             PROXY

                   ELMER'S RESTAURANTS, INC.
                 Annual Meeting, July 12, 1995

             PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

The undersigned hereby appoints Herman Goldberg, Paul Welch and Zadoc (Zed) Merrill, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the annual meeting of shareholders of Elmer's Restaurants, Inc. (the "Company") on July 12, 1995 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

1.  Election of Directors    /  /  FOR all nominees        /  /  WITHHOLD AUTHORITY
                                   EXCEPT AS MARKED              TO VOTE FOR ALL
                                   TO THE CONTRARY BELOW.        NOMINEES LISTED BELOW.

  (Instructions:  To withhold authority to vote for any individual strike a line through the nominee's name below.)
                Herman Goldberg, Paul Welch, Zadoc (Zed) Merrill


2. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.


        (Continued and to be signed on the other side.)














     The shares represented by this proxy will be voted as specified on the reverse hereof, but if no specification is made, this proxy will be voted for the election of directors. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY COME BEFORE THIS MEETING.

                              Shares:

P                             Date: _____________________, 1995
R
0
X                             _________________________________
Y                                  Signature or Signatures

                              Please date and sign as name is
                              imprinted hereon, including
                              designation as executor, trustee,
                              etc., if applicable.  A corporation
                              must sign its name by the president or
                              other authorized officer.

                              The Annual Meeting of Shareholders of
                              Elmer's Restaurants, Inc. will be held
                              on Wednesday, July 12, 1995, at 2:30
                              p.m., Mountain Daylight Time, at
                              Elmer's Pancake & Steak House, 1385
                              Capitol Boulevard, Boise, Idaho 83706.

Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.